UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2020

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (978) 657-0075

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASNB	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported on a Current Report on Form 8-K filed on November 25, 2019 by AdvanSource Biomaterials Corporation, a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (“SEC”), the Company and Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“Buyer”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), dated November 25, 2019, pursuant to which the Company agreed to sell substantially all of its assets to Buyer on the terms and subject to the conditions set forth in the Purchase Agreement (the “Asset Sale”).

On January 21, 2020, AdvanSource Biomaterials Corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) in Boston, Massachusetts. At the Special Meeting, stockholders voted:

●	To authorize and approve the Asset Purchase Agreement, dated as of November 25, 2019 (the “Asset Purchase Agreement”), by and between the Company and Mitsubishi Chemical Performance Polymers, Inc., the sale of substantially all of the Company’s assets as contemplated by the Asset Purchase Agreement and the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”); and

●	To adjourn or postpone the special meeting of stockholders, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Asset Sale Proposal if there were not sufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal (the “Adjournment Proposal”).

As of December 10, 2019, the record date for the Stockholders Meeting, there were 28,262,371 shares of common stock issued and outstanding. At the Stockholders Meeting, there were 16,545,049 shares voted by proxy or in person, and each of the proposals was approved by the stockholders. The final voting results for each matter submitted to a vote of the stockholders at the Stockholders Meeting are as follows:

The Asset Sale Proposal was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
14,714,016	1,813,533	17,500	0

The Adjournment Proposal was approved with the following vote (albeit such approval was moot due to the approval of the Asset Sale Proposal):

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
14,674,586	1,816,361	54,102	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

Dated: January 24, 2020	/s/ Michael F. Adams
Michael F. Adams
President and Chief Executive Officer

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